 EXHIBIT 4.5

HP INC.

OFFICERS’ CERTIFICATE PURSUANT TO
SECTION 301 OF THE INDENTURE

June 17, 2020

Each of the undersigned, Zachary J. Nesper and Ruairidh Ross, the duly appointed and acting Treasurer and Assistant Secretary, respectively, of HP Inc., a Delaware corporation (the “Company”), does hereby certify that, pursuant to the unanimous written consent of the Debt Subcommittee of the Board of Directors of the Company, adopted as of June 7, 2020 (a copy of which is attached hereto as Exhibit A), and pursuant to Section 301 of the Indenture, dated as of June 17, 2020 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), three series of debt securities of the Company are hereby established, with the following terms and provisions:

1.            The titles of such series of Securities shall be (i) the “2.200% notes due 2025” (the “2025 Notes”), (ii) the “3.000% notes due 2027” (the “2027 Notes”), and (iii) the “3.400% notes due 2030” (the “2030 Notes” and, together with the 2025 Notes and the 2027 Notes, the “Notes”) (copies of which are attached hereto as Exhibits B-1, B-2 and B-3, respectively).

2.            (a) The aggregate principal amount of each series of Notes that may be authenticated and delivered under the Indenture shall initially be (i) $1,150,000,000 aggregate principal amount of the 2025 Notes, (ii) $1,000,000,000 aggregate principal amount of the 2027 Notes, and (iii) $850,000,000 aggregate principal amount of the 2030 Notes (except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes of a series pursuant to Sections 304, 305, 306, 906 and 1107 of the Indenture, and except for any Notes which, pursuant to Section 303 of the Indenture, shall be deemed never to have been authenticated and delivered thereunder). (b) In addition, the Company may, from time to time, without the consent of the Holders of the Notes of a series, and in accordance with the provisions of the Indenture and this certificate, issue additional notes in an unlimited aggregate principal amount having the same terms and conditions as the Notes of a series in all respects (except for the issuance date, price and, in some cases, the initial Interest Payment Date or interest accruing prior to the issue date of such additional notes) and with the same CUSIP number as the Notes of that series so as to form a single series of Notes with the Notes of such series issued on the date hereof under the Indenture (the “Additional Notes”); provided that Additional Notes of a series may only be issued if they will be fungible for United States federal tax purposes with the other Notes of that series; provided further that no such Additional Notes may be issued if an Event of Default has occurred and is continuing with respect to the applicable series of Notes.

3.            The prices at which the Notes shall be issued to the public are: (i) 99.769% for the 2025 Notes; (ii) 99.718% for the 2027 Notes; and (iii) 99.790% for the 2030 Notes.

4.            Interest on the Notes shall be payable to the Persons in whose names the Notes (or one or more Predecessor Securities) are registered at the close of business on June 2 or December 2, as the case may be, immediately preceding the related Interest Payment Date, whether or not such day is a Business Day (the “Regular Record Date”).

5.            The Stated Maturity of the (i) 2025 Notes on which the principal thereof is due and payable is June 17, 2025 (if such date is not a Business Day, payment of principal, premium, if any, and interest for the 2025 Notes will be paid on the next Business Day; provided, however, that no interest on that payment will accrue from and after June 17, 2025); (ii) 2027 Notes on which the principal thereof is due and payable is June 17, 2027 (if such date is not a Business Day, payment of principal, premium, if any, and interest for the 2027 Notes will be paid on the next Business Day; provided, however, that no interest on that payment will accrue from and after June 17, 2027); and (iii) 2030 Notes on which the principal thereof is due and payable is June 17, 2030 (if such date is not a Business Day, payment of principal, premium, if any, and interest for the 2030 Notes will be paid on the next Business Day; provided, however, that no interest on that payment will accrue from and after June 17, 2030).

6.            (a) The (i) 2025 Notes will bear interest at the rate of 2.200% per year; (ii) 2027 Notes will bear interest at the rate of 3.000% per year; and (iii) 2030 Notes will bear interest at the rate of 3.400% per year. (b) Interest on the Notes will be paid semi-annually in arrears on June 17 and December 17 of each year (each, an “Interest Payment Date”), beginning on December 17, 2020, to the Holders of record of the Notes at the close of business on the Regular Record Date immediately preceding the related Interest Payment Date. (c) Interest on the Notes will accrue from and including June 17, 2020, to, but excluding, the first Interest Payment Date and then from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next Interest Payment Date or the Stated Maturity date of the principal thereof, as the case may be. (d) Interest on the Notes will be paid on the basis of a 360-day year comprised of twelve 30-day months. (e) If an Interest Payment Date on the Notes falls on a date that is not a Business Day, the payment of such interest shall be postponed to the next succeeding Business Day as if made on the Interest Payment Date, and no interest on such payment shall accrue for the period from and after such Interest Payment Date to the date of such payment on the next succeeding Business Day.

7.            (a) The Notes shall be issued in the form of one or more Global Securities (the “Global Securities”). (b) So long as the Notes shall be issued in whole in the form of the Global Securities, the principal of, premium, if any, and interest, if any, on the Notes shall be paid in immediately available funds to the Depositary or a nominee of the Depositary. (c) If at any time the Notes are no longer represented by the Global Securities and are issued in definitive form (“Certificated Securities”), then the principal of, premium, if any, and interest, if any, on each Certificated Security at Maturity shall be paid to the Holder upon surrender of such Certificated Security at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of The Bank of New York Mellon, an affiliate of The Bank of New York Mellon Trust Company, N.A., the Trustee); provided that such Certificated Security is surrendered to the Trustee, acting as Paying Agent, in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. (d) Payments of interest with respect to Certificated Securities other than at Maturity may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as it appears on the Security Register on the relevant Regular Record Date or Special Record Date, as the case may be, or by wire transfer in same day funds to such account as may have been appropriately designated to the Paying Agent by such Person in writing not later than such relevant Regular Record Date or Special Record Date. (e) Each payment of principal, premium, if any, and interest, if any, shall be made in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. (f) Transfer of the Notes shall be registrable on the Security Register upon the surrender of the Notes for registration of transfer at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of The Bank of New York Mellon, an affiliate of The Bank of New York Mellon Trust Company, N.A., the Trustee). (g) Global Securities shall bear the following legend in lieu of the legend set forth under Section 204 of the Indenture:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

8.            The Notes are subject to redemption at the option of the Company in accordance with Article Eleven of the Indenture, as modified herein.

(a)          The Company will have the right to redeem the Notes, in whole at any time or in part from time to time, on at least 15 days’ but not more than 45 days’ prior written notice sent to the registered Holders of the Notes to be redeemed.

(b)          Prior to the applicable Par Call Date, the Notes will be redeemable in whole at any time or in part from time to time at a Redemption Price equal to the greater of: (i) 100.000% of the principal amount of the Notes to be redeemed and (ii) the sum, as determined by the Company based on the Reference Treasury Dealer Quotations, of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes to be redeemed matured on the applicable Par Call Date (exclusive of accrued and unpaid interest, if any, to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-

annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 30 basis points (in the case of the 2025 Notes), 40 basis points (in the case of the 2027 notes) or 40 basis points (in the case of the 2030 notes), plus, in each case, accrued and unpaid interest, if any, on the amount being redeemed to, but excluding, the Redemption Date.

(c)           On or after the applicable Par Call Date, the Notes will be redeemable in whole at any time or in part from time to time at a Redemption Price (calculated by the Company) equal to 100.000% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(d)           If money sufficient to pay the Redemption Price of and accrued interest on the Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and the other conditions set forth in Article Eleven of the Indenture are satisfied, then on and after the Redemption Date, interest will cease to accrue on the Notes (or such portion thereof) called for redemption.

(e)           If any Redemption Date is not a Business Day, the Company will pay the Redemption Price on the next Business Day without any interest or other payment due to the delay.

(f)           If fewer than all of the Notes in one series are to be redeemed, not more than 45 days prior to the Redemption Date, the particular Notes or portions thereof for redemption shall be selected from the Outstanding Notes of such series not previously called in accordance with the procedures of DTC or, in the case of Certificated Securities, by lot or by such other method consistent with the Trustee’s procedures.

(g)          No Notes of $1,000 or less will be redeemed in part; provided that the unredeemed portion of any series of Notes redeemed in part may not be less than $2,000.

(h)          The following terms have the meanings ascribed to them as follows:

(i)           “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (the “Remaining Life”) of the Notes to be redeemed (assuming for this purpose that such Notes to be redeemed matured on their applicable Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes (assuming for this purpose that such Notes to be redeemed matured on their applicable Par Call Date).

(ii)          “Comparable Treasury Price” means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations or (C) if the Independent Investment Banker obtains only one such Reference Treasury Dealer Quotation, such quotation.

(iii)         “Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

(iv)         “Par Call Date” means (A) with respect to the 2025 Notes, May 17, 2025, (B) with respect to the 2027 Notes, April 17, 2027 and (C) with respect to the 2030 Notes, March 17, 2030.

(v)          “Reference Treasury Dealer” means each of BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and any other primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”) that the Company specifies from time to time, and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

(vi)         “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

(vii)        “Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to: (A) the yield, under the heading which represents the average for the immediately preceding week, appearing in, or available through, the most recently published statistical release designated “H.15” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System (or companion online data resource published by the Board of Governors of the Federal Reserve System) and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the applicable Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Notes to be redeemed, yields for the two published maturities most closely corresponding to the applicable Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight-line basis, rounding to the nearest month or (B) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, calculated using a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the related Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated by the Company on the third Business Day preceding the Redemption Date.

9.            The Notes are subject to the covenants provided in Article Ten of the Indenture, as supplemented by the additional covenants below.

10.          (a) If a Change of Control Repurchase Event with respect to a series of the Notes occurs after the date hereof, unless the Company has exercised its right to redeem the Notes of such series as set forth in Section 8 above, the Company will make an offer to each Holder of Notes of such series to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes at a repurchase price in cash equal to 101.000% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to the date of purchase.

(b)          Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the transaction or event that constitutes or may constitute the Change of Control, the Company will send a notice to each Holder to which the Company is required to make a repurchase offer as described above, with a copy to the Trustee, describing the transaction or event that constitutes or may constitute the Change of Control Repurchase Event and offering to repurchase the Notes of the applicable series on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice may, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

(c)           On the Change of Control Repurchase Event payment date, the Company shall, to the extent lawful:

(i)            accept for payment all Notes or portions of Notes (in a minimum principal amount of $2,000 and integral multiples of $1,000 in excess thereof) properly tendered and not withdrawn pursuant to the Company’s offer;

(ii)           deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered and not withdrawn; and

(iii)          deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.

(d)          The Paying Agent will promptly send to each Holder of Notes properly tendered and not withdrawn the purchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of any such Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

(e)           The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

(f)           The Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes of a series as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 9, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 9 by virtue of any such conflict.

(g)           The following terms have the meanings ascribed to them as follows:

(i)           “Below Investment Grade Rating Event” means, with respect to a series of the notes, the rating on such notes is lowered by each of the Rating Agencies, and such notes are rated below Investment Grade by each of the Rating Agencies, within 60 days from the earlier of (i) the date of the public notice of an arrangement that could result in a Change of Control or (ii) the occurrence of a Change of Control (which period shall be extended so long as the rating of such notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

(ii)         “Board of Directors” means either the Board of Directors of the Company or any duly authorized committee empowered by that Board of Directors or the executive committee thereof to act with respect to the Indenture.

(iii)        “Change of Control” means the occurrence of any of the following:

(A)            the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and those of its subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than the Company or one or more of its subsidiaries;

(B)            the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than the Company or one of its wholly owned subsidiaries, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s Voting Stock, measured by voting power rather than number of shares;

(C)            the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person, measured by voting power rather than number of shares, immediately after giving effect to such transaction;

(D)           the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors; or

(E)            the adoption by the Company of a plan providing for its liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control under clause (B) above if (x) the Company becomes a direct or indirect wholly owned subsidiary of a holding company and (y)(1) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (2) immediately following that transaction, no person (as that term is used in Section 13(d)(3) of the Exchange Act), other than a holding company satisfying the requirements of this sentence, is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the holding company.

(iv)          “Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

(v)           “Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (A) was a member of such Board of Directors on the date hereof or (B) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval by such Continuing Directors of the Company’s proxy statement in which such member was named as a nominee for election as a director).

(vi)          “Fitch” means Fitch Ratings, Ltd., a division of Fitch, Inc., or its successors.

(vii)         “Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

(viii)        “Moody’s” means Moody’s Investors Service, Inc. or its successors.

(ix)           “Rating Agency” means (A) each of Fitch, Moody’s and S&P and (B) if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the

Exchange Act, selected by the Company as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

(x)            “S&P” means S&P Global Ratings, a division of S&P Global Inc., or its successors.

(xi)           “Voting Stock” means, with respect to any person as of any date, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

11.          The Notes are not subject to any sinking fund or analogous provisions.

12.          The Notes shall be issuable only in denominations of $2,000 and any integral multiples of $1,000 in excess thereof.

13.          Except as otherwise provided herein, the amount of payments of principal of, premium, if any, or interest on the Notes may not be determined with reference to an index, formula or other method.

14.          The Notes may be purchased only in currency of the United States and payment of principal of, premium, if any, and interest on the Notes will only be made in currency of the United States.

15.          The payment of principal of, premium, if any, or interest on the Notes will not be payable at the option of the Company or the Holder in any currency or currency units other than in the currency of the United States.

16.          One hundred percent (100.000%) of the principal amount of all or any series of the Notes will be payable upon declaration of acceleration of the Maturity of such series of the Notes pursuant to Section 502 of the Indenture.

17.          The aggregate principal amount payable at Stated Maturity of the 2025 Notes is $1,150,000,000, of the 2027 Notes is $1,000,000,000 and of the 2030 Notes is $850,000,000.

18.          (a) The defeasance and covenant defeasance provisions of Article Thirteen of the Indenture will apply to each series of the Notes. (b) For the avoidance of doubt, (i) the Company shall be released from its obligations under the additional covenants of Section 9 above and (ii) the occurrence of Section 19 below shall be deemed not to be or result in an Event of Default, in each case for a series of Notes on and after the date the applicable conditions set forth in Section 1304 of the Indenture are satisfied with respect to such Notes.

19.          (a) The Notes may not be converted into other securities or property. (b) Article Fourteen of the Indenture does not apply to each series of the Notes.

20.          In addition to the Events of Default with respect to the Notes set forth in Section 501 of the Indenture, an “Event of Default” with respect to each series of Notes occurs if the Company fails to make the required offer to purchase such Notes following a Change of Control Repurchase Event, if that failure continues for 90 days after notice is provided as set forth in clause (4) of Section 501 of the Indenture.

21.          (a) The Depositary for the Global Securities shall be The Depository Trust Company, a New York corporation (“DTC”). (b) The Notes will be represented by one or more Global Securities registered in the name of DTC or Cede & Co., as a nominee of DTC. (c) Except as set forth in Section 305 of the Indenture, such Global Securities may be transferred, in whole and not in part, only to DTC or another nominee of DTC. (d) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with the Indenture and the procedures of the Depositary.

22.           (a) The Notes are not subject to any guarantee with respect to the payments of principal, premium, if any, or interest. (b) The provisions of Article Fifteen of the Indenture will not apply to the Notes.

23.           The Notes are senior unsecured obligations of the Company and will rank on the same basis with all of the Company’s other senior unsecured indebtedness from time to time outstanding.

24.           Sections 1008 and 1009 of the Indenture will apply to the Notes without variation.

In rendering this Officers’ Certificate, each of the undersigned has read the Indenture, including Sections 102, 201, 301 and 303 thereof, and has made such examinations and investigations which, in such undersigned’s opinion, are necessary to enable such undersigned to express an informed opinion as to whether all covenants and conditions required under the Indenture to be complied with or satisfied in connection with the Trustee’s authentication and delivery of the Notes have been complied with or satisfied, and, in such undersigned’s opinion, all such covenants and conditions have been complied with and satisfied.

Attached hereto as Exhibits B-1, B-2 and B-3 are the forms of Global Security for the Notes. Each of the undersigned hereby further approves all of the terms and conditions set forth on or referred to in the attached form of Global Security. In the event that Certificated Securities are issued in exchange for a Global Security, the form of certificate evidencing the Certificated Security shall be in substantially the form of Global Security, with such grammatical and other changes as are necessary to evidence the Certificated Securities in definitive form rather than as Global Securities.

Capitalized terms used herein that are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

[Signature Page Follows.]

IN WITNESS WHEREOF, each of the undersigned has executed this certificate as of the date first written above.

/s/ Zachary J. Nesper
Zachary J. Nesper
Treasurer

/s/ Ruairidh Ross
Ruairidh Ross
Assistant Secretary

[Signature Page to Officers’ Certificate Pursuant to Section 301 of the Indenture]

EXHIBIT A

Unanimous Written Consent of the Debt Subcommittee of the
Board of Directors on June 7, 2020

UNANIMOUS WRITTEN CONSENT OF THE
DEBT SUBCOMMITTEE OF
HP INC.

June 7, 2020

The undersigned members of the Debt Subcommittee (this “Committee”) of HP Inc., a Delaware corporation (“HP”), representing all of the members, as authorized by HP’s board of directors (the “Board”), hereby consent to the following actions:

WHEREAS, the Board adopted resolutions on November 13, 2019 (the “2019 Board Resolutions”) authorizing the filing of an effective shelf registration statement and executed and filed by HP with the U.S. Securities and Exchange Commission (“Commission”) on December 12, 2019 (file no. 333-235474) (the “Registration Statement”);

WHEREAS, the Board adopted resolutions on January 15, 2020 (the “2020 Board Resolutions” and, together with the 2019 Board Resolutions and any amendments or supplements thereof, the “Board Resolutions”), amending the resolutions previously adopted by the Board appointing this Committee and granting this Committee the authority, on behalf of HP, to (i) approve such transactions for the use and benefit of HP and/or any of its direct or indirect subsidiaries in an aggregate principal amount not to exceed five billion U.S. Dollars (US$5,000,000,000), as measured over a trailing twelve-month period and (ii) repurchase any series of outstanding debt securities of HP or any of its subsidiaries for cash prior to maturity through open market or privately negotiated transactions or pursuant to one or more tender offers or optional redemptions in an aggregate principal amount not to exceed five billion U.S. Dollars (US$5,000,000,000) (collectively, the “Committee Authorization”);

             APPROVAL OF ISSUANCE OF DEBT SECURITIES

WHEREAS, this Committee believes that it is in the best interests of HP and its stockholders to approve the creation of one or more series of debentures, notes and other unsecured evidences of indebtedness (collectively, the “Debt Securities”), and to offer and sell such Debt Securities in a public offering pursuant to the Registration Statement ).

NOW, THEREFORE, BE IT RESOLVED: That, subject to the existing Committee Authorization, the creation of one or more series of Debt Securities in an aggregate principal amount of up to $3.0 billion, is hereby approved (collectively, the “New Notes”);

New Notes Offering

RESOLVED FURTHER: That, subject to the existing Committee Authorization, the Authorized Persons (as defined herein) are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to issue and sell New Notes in public offerings registered with the Commission, including public offers to exchange New Notes for previously issued debt securities of HP or any of its subsidiaries;

RESOLVED FURTHER: That, subject to the existing borrowing authority and limitations described in the Board Resolutions, the Authorized Persons are, and each of them

1

hereby is, authorized and directed, for and on behalf and in the name of HP, to cause to be prepared, executed and/or filed, as the case may be, such amendments or supplements or other documents relating to the Registration Statement or relating to the prospectus included as a part of any of the Registration Statement as may be required in connection with offers and sales of the New Notes;

Terms of the New Notes

RESOLVED FURTHER: That, subject to the existing borrowing authority and limitations described in the Board Resolutions, the Authorized Persons are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to determine the amounts of the New Notes and the material terms under which the New Notes will be sold by HP, including, without limitation, the identity of the underwriters, as applicable, the identity of the Trustee (as defined below), the interest rate, the maturity date, the redemption terms, the underwriting discount and commissions, and the other material terms and provisions of the Underwriting Agreement (as defined below) and the New Indenture (as defined below), as applicable;

Underwriting Agreement

RESOLVED FURTHER: That the Authorized Persons are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to execute and deliver one or more purchase, underwriting, distribution or other agreements (each an “Underwriting Agreement”) with such investment banks or other firms acting as underwriters, initial purchasers or agents in connection with the sale of the New Notes as the Authorized Persons shall select, with such terms and conditions as the Authorized Persons executing the Underwriting Agreement shall approve, the execution thereof by an Authorized Person to be conclusive evidence of such Authorized Person’s approval;

New Indenture

RESOLVED FURTHER: That the Authorized Persons are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to the extent deemed necessary or appropriate by any of the Authorized Persons to effect the sale of the New Notes, to execute and deliver, with respect to any New Notes, a senior or subordinated trust indenture, between HP and such bank or trust company as the Authorized Persons shall select to serve as trustee (“Trustee”), with respect to such New Notes (the “New Indenture”), with such terms and conditions as the Authorized Person executing such New Indenture shall approve, the execution thereof by an Authorized Person to be conclusive evidence of such Authorized Person’s approval;

Execution of the New Notes

RESOLVED FURTHER: That the Authorized Persons are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to execute the New Notes, whether manually or with facsimile signatures (as provided for in the New Indenture), and that the Authorized Persons are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to authorize and request that the Trustee authenticate the New Notes and deliver them in accordance with such Authorized Person’s instructions and the New

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Indenture, the execution thereof by an Authorized Person to be conclusive evidence of such Authorized Person’s approval;

RESOLVED FURTHER: That the Authorized Persons are, and each of them hereby is, authorized and directed for and on behalf of and in the name of HP, to execute and deliver an Officer’s Certificate establishing the forms and the terms of the Notes in accordance with the provisions of Sections 201 and 301 of the New Indenture, and that the execution and delivery of such Officer’s Certificate to the Trustee under the New Indenture shall constitute the establishment of the forms and terms of such New Notes “in or pursuant to a Board Resolution” of HP for purposes of Sections 201 and 301 of the New Indenture;

Listing of the Securities

RESOLVED FURTHER: That the Authorized Persons are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, if they deem it advisable, to take any and all actions, including, without limitation, the payment of any applicable fees, to apply for listing of the New Notes upon one or more stock exchanges (collectively, the “Exchange”), to appear before the Exchange officials on behalf of HP in connection with the application for listing, and to make any changes in the application to cause the New Notes to be eligible for trading on an exchange, including, without limitation, the selection of any paying agent or listing agent as a result of such listing, to the extent such Authorized Persons determine, in consultation with the underwriters, that such trading is desirable, the listing of such New Notes by such Authorized Persons to be conclusive evidence of such Authorized Person’s approval;

Trust Indenture Act of 1939

RESOLVED FURTHER: That the Authorized Persons are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to take such actions as may be necessary or appropriate to qualify the New Indenture under the Trust Indenture Act of 1939, as amended;

Qualification in Foreign Jurisdictions

RESOLVED FURTHER: That the Authorized Persons are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to (a) cause all or part of the New Notes to be qualified or registered for sale in various states and other jurisdictions; (b) determine the states and jurisdictions in which appropriate action shall be taken to qualify or register for sale all or part of the New Notes; (c) take any and all acts as such Authorized Persons deem necessary or appropriate in order to comply with the applicable laws of any such states and jurisdictions and in connection therewith to execute and file all requisite papers and documents, including, without limitation, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; the execution of any such paper or document or the doing by any Authorized Person of any act in connection with the foregoing matters will conclusively establish the authority of such Authorized Person and the approval and ratification by HP of the papers and documents so executed and the action so taken;

Ratings

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RESOLVED FURTHER: That the Authorized Persons are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to make applications to any rating agency, if any, and to take any and all actions as the Authorized Persons deem necessary or appropriate to have any New Notes, as applicable, that may be offered from time to time rated by such rating agency;

Registrars, Paying Agents, Authenticating Agents and Warrant Agents

RESOLVED FURTHER: That the Authorized Persons are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to appoint agents of HP (a) (with the title of registrar, transfer or authenticating agent) for the registration of New Notes which shall be issued under the New Indenture, and of transfers of the New Notes, when such New Notes shall be presented to such registrar for such registration, transfer, conversion or exchange; (b) (with the title of paying agent) for the payment of the principal or premium, if any, and interest, if any, on the New Notes, and that the principal corporate trust office of the registrar at its home office or its office or agency, maintained for that purpose be, and it hereby is, designated as the office or agency of HP where the New Notes may be presented for payment and where notices and demands in respect of any such New Notes may be served; and (c) (with the title of warrant agent) for any warrants issued pursuant to the Registration Statement;

Secretary’s Certificate

RESOLVED FURTHER: That the Secretary and each Assistant Secretary of HP are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to certify any more formal or detailed resolutions (including, without limitation, any resolutions required by any registrar, transfer agent or other agent) as either of them deem necessary or appropriate to effect the purpose and intent of the resolutions above, and to annex such additional resolutions to these resolutions, and thereupon such additional resolutions shall be deemed the resolutions of this Committee as if set forth at length in these resolutions; and

General

RESOLVED FURTHER: That the Authorized Persons are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, if they deem it advisable, to take such additional actions and to execute and deliver such agreements, undertakings, prospectuses, prospectus supplements, pricing supplements, free writing prospectuses, offering circulars, certificates, documents and instruments, and to incur and pay all such expenses, issues and other taxes (including payments of registration and qualification fees in respect of the New Notes, underwriting discounts and commissions, Commission fees, Financial Industry Regulatory Authority fees, accounting fees and expenses, “blue sky” fees and expenses, legal fees and expenses, printing fees and expenses, Exchange listing fees and any and all other miscellaneous fees relating to the issue, offer and sale of the New Notes), as they, in their discretion and with the advice of counsel, shall deem necessary or appropriate to effectuate or carry out fully the purpose and intent of these resolutions and the transactions contemplated thereby and such Authorized Person’s execution and delivery of any agreements, undertakings, prospectuses, prospectus supplements, pricing supplements, free writing prospectuses, offering circulars, certificates, documents and instruments with respect thereto shall be conclusive evidence of the approval thereof.

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             APPROVAL OF NOTE REPURCHASE AND REDEMPTION, CONSENT SOLICITATION AND OUTSTANDING NOTES INDENTURE AMENDMENTS

WHEREAS, pursuant to the Committee Authorization granted by the Board to this Committee under the Board Resolutions, this Committee believes that it is in the best interests of HP and its stockholders to authorize the repurchase, in whole or in part, of HP’s (a) 3.750% Global Notes due December 1, 2020, (b) 4.300% Global Notes due June 1, 2021, (c) 4.375% Global Notes due September 15, 2021 and (d) 4.650% Global Notes due December 9, 2021 (collectively, the “Outstanding Notes”), in each case, issued pursuant to that certain Senior Debt Securities Indenture dated as of June 1, 2000 (as amended by the First Supplemental Indenture, dated as of March 26, 2018, the “Existing Indenture”), between HP and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association, as successor to Chase Manhattan Bank and Trust Company, National Association as trustee), in each case, for cash prior to maturity of such Outstanding Notes through open market or privately negotiated transactions (“Repurchase Transactions”) or pursuant to one or more tender offers (each, a “Tender Offer”) or optional redemptions (each, a “Redemption”), with any such Repurchase Transaction, Tender Offer or Redemption funded in whole or in part through the issuance and sale from time to time of debt securities of HP;

WHEREAS, this Committee believes that it is in the best interests of HP and its stockholders to authorize the solicitation of consents (each, a “Consent Solicitation”) from the holders of the Outstanding Notes to certain amendments to the terms of the Existing Indenture to amend the Existing Indenture to facilitate Redemptions (each, an “Outstanding Notes Indenture Amendment”); and

WHEREAS, this Committee believes that it is in the best interests of HP and its stockholders to limit the aggregate principal amount of Outstanding Notes to be acquired by HP pursuant to Repurchase Transactions, Tender Offers and Redemptions to $2.6 billion (the “Repurchase Limitations”).

NOW, THEREFORE, BE IT RESOLVED: That the Authorized Persons hereby are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to repurchase any series of Outstanding Notes for cash prior to maturity through Repurchase Transactions or pursuant to one or more Tender Offers or Redemptions in an aggregate principal amount not to exceed the Repurchase Limitation;

RESOLVED FURTHER: That the Authorized Persons hereby are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, and subject to the Repurchase Limitations, to approve any Repurchase Transactions, including the maximum amount of Outstanding Notes that HP will offer to repurchase and the maximum price at which HP will offer and pay to repurchase such Outstanding Notes as such Authorized Person deem appropriate;

Tender Offer

RESOLVED FURTHER: That the Authorized Persons hereby are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, and subject to the

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Repurchase Limitations, to approve the commencement of any Tender Offer for the Outstanding Notes and to determine and authorize the terms and conditions of any such Tender Offer, including the amount of Outstanding Notes that HP will offer to repurchase, the price at which HP will offer and pay to repurchase such Outstanding Notes, the amount of any payment to holders of Outstanding Notes in order to encourage the early tendering of the Outstanding Notes, if any, and any related Consent Solicitation and Outstanding Notes Indenture Amendments, as such Authorized Person deem appropriate;

Offering Documents

RESOLVED FURTHER: That the Authorized Persons hereby are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to prepare and distribute or cause to be prepared and distributed one or more offers to purchase, offers to purchase and consent solicitations, letters of transmittals and notices of guaranteed delivery, including any exhibits and amendments related thereto (the “Offering Documents”), setting forth such terms and conditions of the Tender Offers, as such Authorized Person executing the same may approve, with such changes therein as such Authorized Person may approve, with the distribution of the Offering Documents to be conclusive evidence of such approval;

Dealer Managers, Solicitation Agents, Information Agents and Depositaries

RESOLVED FURTHER: That the Authorized Persons hereby are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to determine HP’s engagement of any one or more investment banking firms, to act as the dealer manager for a Tender Offer, and HP’s engagement of a depositary, solicitation agent and an information agent, and to authorize the proper officers of HP to execute and deliver any dealer manager agreements, and agreements between HP and the depositary, the solicitation agent and the information agent, as such officer or officers may approve, such execution to be conclusive evidence of such approval;

Redemption

RESOLVED FURTHER: That the Authorized Persons hereby are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to execute, deliver and publish, pursuant to the terms of the applicable series of Outstanding Notes and the Existing Indenture, any redemption notices setting forth such matters as such Authorized Person shall deem necessary or desirable, including the redemption date and redemption price, in connection with any such Redemption;

Consent Solicitation

RESOLVED FURTHER: That the Authorized Persons hereby are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to seek any Consent Solicitation in connection with a Tender Offer and to execute, deliver and perform the Outstanding Notes Indenture Amendments in connection with such Consent Solicitation, and any legal fees and expenses, trustee and depositary fees, and other miscellaneous fees related to such Outstanding Notes Indenture Amendments are hereby approved for payment by HP;

General

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RESOLVED FURTHER: That the Authorized Persons hereby are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to make or cause to be made all such payments which are necessary for and related to a Repurchase Transaction, Tender Offer or Redemption, including the preparation, printing, mailing and delivery of the Offering Documents, including all exhibits and amendments thereto, notices of redemption, accounting fees and expenses, any payment or premium paid to holders of any series of Outstanding Notes in connection with a Repurchase Transaction, Tender Offer or Redemption, including any early tender payment, consent fee, redemption price, legal fees and expenses, financial advisory and/or dealer manager fees, depository and information agent fees, printing fees and expenses, and other miscellaneous fees related to a Repurchase Transaction, Tender Offer or Redemption and the transactions contemplated by the Offering Documents, and all such fees are hereby approved for payment by HP; and

RESOLVED FURTHER: That the Authorized Persons hereby are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to execute and deliver such other agreements, instruments, and documents and to do or cause to be done any and all acts and things as any such officer or officers shall determine to be necessary, proper or desirable in order to effect any Repurchase Transaction, Tender Offer, Consent Solicitation or Redemption and the transactions contemplated by the Offering Documents and to fulfill the obligations of HP under a Repurchase Transaction, Tender Offer, Consent Solicitation or Redemption, and to issue whatever press releases and make any public filings, in accordance with the Securities Exchange Act of 1934, as amended, as such Authorized Person causing the issuance of or executing the same may approve, with such changes therein as such Authorized Person executing the same may approve, such issuance or execution to be conclusive evidence of such approval.

OMNIBUS RESOLUTIONS

Authorized Persons

RESOLVED FURTHER: That Zachary J. Nesper, Ruairidh Ross, Patrick C. Scott and Andrea Noseda (each, an “Authorized Person”) are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to make such filings and applications, execute and deliver such agreements, certificates, documents and instruments, incur and pay all such fees, expenses, issues and other taxes, retain such advisers, and do such acts and things as the Authorized Persons, in their discretion and with the advice of counsel, shall deem necessary or appropriate in order to fully effectuate the purposes of the foregoing resolutions;

Delegation of Authority

RESOLVED FURTHER: That the Authorized Persons hereby are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to approve the terms and conditions of any of the transactions contemplated in the foregoing resolutions; and

RESOLVED FURTHER: That the Authorized Persons hereby are, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to make such filings and applications, to execute and deliver such agreements, documents, certificates and instruments, make such filings and applications, pay such fees and expenses, retain such advisers

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and do such acts and things as such Authorized Person deems necessary or appropriate to effect the purpose and intent of the resolutions above and the transactions contemplated thereby.

General

RESOLVED FURTHER: That any specific resolutions that may be required to have been adopted by this Committee in connection with the transactions contemplated by these resolutions be, and the same hereby are, adopted, and that the Authorized Persons be, and each of them hereby is, authorized and directed, for and on behalf and in the name of HP, to certify as to the adoption of any and all such resolutions;

RESOLVED FURTHER: That the proper officers of HP be, and each hereby is, authorized and directed for and on behalf of HP, to execute and deliver or cause to be executed or delivered any and all such other agreements, instruments, certificates and documents, to do or cause to be done all such further acts and things, and to pay or cause to be paid all necessary fees and expenses related to the transactions contemplated by these resolutions and any related documentation or announcements, as such officer or officers may deem necessary or desirable in connection with the transactions heretofore approved or to effectuate the purpose and intent of these resolutions, such approval to be conclusively evidenced by the taking of any such action or the execution and delivery of any such instrument by such officer or officers; and

RESOLVED FURTHER: That all actions previously taken by the Authorized Persons (and any persons authorized by the Authorized Persons), for and on behalf and in the name of HP, in connection with the purpose and intent of the resolutions above and the transactions contemplated thereby, are hereby approved, ratified, confirmed and adopted.

[SIGNATURES ON FOLLOWING PAGE]

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Executed as of the date first written above.

/s/ Enrique Lores
Enrique Lores

/s/ Steven J. Fieler
Steven J. Fieler

/s/ Kim M. Rivera
Kim M. Rivera

/s/ Zachary J. Nesper
Zachary J. Nesper

EXHIBIT B-1

Form of 2.200% note due 2025

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

HP INC.

2.200% notes due 2025

No. R-	$

CUSIP No. 40434L AA3

HP Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                        , or registered assigns, the principal sum of                        Dollars ($                        ) or such other amount indicated on the Schedule of Exchange of Global Security attached hereto on June 17, 2025 (if such date is not a Business Day, payment of principal, premium, if any, and interest for the Securities will be paid on the next Business Day); provided, however, that no interest on that payment will accrue from and after June 17, 2025, and to pay interest thereon from June 17, 2020, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 17 and December 17 in each year, commencing December 17, 2020, at the rate of 2.200% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be on June 2 or December 2 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest on the Security shall be computed on the basis of a 360-day year comprised of twelve 30- day months. If an Interest Payment Date on the Securities falls on a date that is not a Business Day, the payment of such interest shall be postponed to the next succeeding Business Day as if made on the Interest Payment Date, and no interest on such payment shall accrue for the period from and after such Interest Payment Date to the date of such payment on the next succeeding Business Day.

So long as all of the Securities of this series are represented by Global Securities, the principal of, premium, if any, and interest, if any, on this Global Security shall be paid in immediately available funds to the Depositary or to a nominee of the Depositary. If at any time the Securities of this series are no longer represented by the Global Securities and are issued in definitive form (“Certificated Securities”), then the principal of, premium, if any, and interest, if any, on each Certificated Security at Maturity shall be paid to the Holder upon surrender of such Certificated Security at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of The Bank of New York Mellon, an affiliate of The Bank of New York Mellon Trust Company, N.A., the Trustee); provided that such Certificated Security is surrendered to the Trustee, acting as Paying Agent, in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest with respect to Certificated Securities other than at Maturity may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as it appears on the Security Register on the relevant Regular or Special Record Date, as the case may be, or by wire transfer in same day funds to such account as may have been appropriately designated to the Paying Agent by such Person in writing not later than such relevant Regular or Special Record Date.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual, electronic or facsimile or pdf or other electronically imaged signature (including, without limitation, DocuSign or AdobeSign), this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

HP INC.

By:
	Name:	Zachary J. Nesper
	Title:	Treasurer

Attest:
	Name:	Ruairidh Ross
	Title:	Assistant Secretary

[Signature Page to 2.200% notes due 2025 – R-    ]

Trustee’s Certificate of Authentication.

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[Signature Page to 2.200% notes due 2025 – R-    ]

Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 17, 2020 (herein called the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), as supplemented and modified by the Officers’ Certificate dated June 17, 2020 (as supplemented and modified, the “Indenture”) and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount of $1,150,000,000.

Optional Redemption

The Company will have the right to redeem the Securities, in whole at any time or in part from time to time, on at least 15 days’ but not more than 45 days’ prior written notice sent to the registered Holders of the Securities to be redeemed.

Prior to the Par Call Date, the Securities will be redeemable in whole at any time or in part from time to time at a Redemption Price equal to the greater of:

(i)            100.000% of the principal amount of the Securities to be redeemed; and

(ii)           the sum, as determined by the Company based on the Reference Treasury Dealer Quotations, of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Securities to be redeemed matured on the Par Call Date (exclusive of accrued and unpaid interest, if any, to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 30 basis points, plus, in each case, accrued and unpaid interest, if any, on the amount being redeemed to, but excluding, the Redemption Date.

On or after the Par Call Date, the Securities will be redeemable in whole at any time or in part from time to time at a Redemption Price equal to 100.000% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

If money sufficient to pay the Redemption Price of and accrued interest on the Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and the conditions set forth in Article 11 of the Indenture are satisfied, then on and after the Redemption Date, interest will cease to accrue on the Securities (or such portion thereof) called for

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redemption. If any Redemption Date is not a Business Day, the Company will pay the Redemption Price on the next Business Day without any interest or other payment due to the delay.

If fewer than all of the Securities are to be redeemed, not more than 45 days prior to the Redemption Date, the Securities for redemption shall be selected from the Outstanding Securities not previously called in accordance with the procedures of DTC or, in the case of Certificated Securities, by lot or by such method consistent with the Trustee’s procedures. No Securities of $1,000 or less will be redeemed in part; provided that the unredeemed portion of the Securities redeemed in part may not be less than $2,000.

Unless the Company defaults in the payment of the Redemption Price and accrued interest, no interest will accrue on the Securities called for redemption for the period from and after the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (the “Remaining Life”) of the Securities to be redeemed (assuming for this purpose that such Securities to be redeemed matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities (assuming for this purpose that the Securities to be redeemed matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations or (3) if the Independent Investment Banker obtains only one such Reference Treasury Dealer Quotation, such quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“Par Call Date” means May 17, 2025.

“Reference Treasury Dealer” means each of BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, and any other primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”) that the Company specifies from time to time, and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

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“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in, or available through, the most recently published statistical release designated “H.15” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System (or companion online data resource published by the Board of Governors of the Federal Reserve System) and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight-line basis, rounding to the nearest month or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the related Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated by the Company on the third Business Day preceding the Redemption Date.

Purchase of Securities upon a Change of Control Triggering Event

If a Change of Control Repurchase Event occurs after the date hereof, unless the Company has exercised its right to redeem the Securities as described above under “Optional Redemption,” the Company will make an offer to each Holder of Securities to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Securities at a repurchase price in cash equal to 101.000% of the aggregate principal amount of Securities repurchased plus any accrued and unpaid interest on the Securities repurchased to the date of purchase.

Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the transaction or event that constitutes or may constitute the Change of Control, the Company will send a notice to each Holder to which the Company is required to make a repurchase offer as described above, with a copy to the Trustee, describing the transaction or event that constitutes or may constitute the Change of Control Repurchase Event and offering to repurchase the Securities on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice may, if sent prior to the date of consummation of the

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Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

On the Change of Control Repurchase Event payment date, the Company shall, to the extent lawful:

(i)            accept for payment all Securities or portions of Securities (in a minimum principal amount of $2,000 and integral multiples of $1,000 in excess thereof) properly tendered and not withdrawn pursuant to the Company’s offer;

(ii)           deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered and not withdrawn; and

(iii)          deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will promptly send to each Holder of Securities properly tendered and not withdrawn the purchase price for such Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Security equal in principal amount to any unpurchased portion of any such Securities surrendered; provided that each new Security will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with this provision, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this provision by virtue of any such conflict.

“Below Investment Grade Rating Event” means, with respect to the Securities, the rating on the Securities is lowered by each of the Rating Agencies, and the Securities are rated below Investment Grade by each of the Rating Agencies, within 60 days from the earlier of (1) the date of the public notice of an arrangement that could result in a Change of Control or (2) the occurrence of a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

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“Board of Directors” means either the Board of Directors of the Company or any duly authorized committee empowered by that Board of Directors or the executive committee thereof to act with respect to the Indenture.

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and those of its subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than the Company or one or more of its subsidiaries; (2) the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than the Company or one of its wholly owned subsidiaries, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s Voting Stock, measured by voting power rather than number of shares; (3) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person, measured by voting power rather than number of shares, immediately after giving effect to such transaction; (4) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors; or (5) the adoption by the Company of a plan providing for its liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control under clause (2) above if (a) the Company becomes a direct or indirect wholly owned subsidiary of a holding company and (b)(y) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (z) immediately following that transaction, no person (as that term is used in Section 13(d)(3) of the Exchange Act), other than a holding company satisfying the requirements of this sentence, is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the holding company.

For purposes of the foregoing discussion of the purchase of Securities upon a Change of Control Triggering Event, the following definitions are applicable:

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

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“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on June 17, 2020 or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval by such Continuing Directors of the Company’s proxy statement in which such member was named as a nominee for election as a director).

“Fitch” means Fitch Ratings, Ltd., a division of Fitch, Inc., or its successors.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc. or its successors.

“Rating Agency” means (1) each of Fitch, Moody’s and S&P and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., or its successors.

“Voting Stock” means, with respect to any person as of any date, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

The Indenture contains provisions, which will apply to the Securities, for defeasance and covenant defeasance and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Securities at the time Outstanding of each

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series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration or transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or Trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof.

This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State, without regard to conflict of laws principles thereof.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto:	PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE: __________________

(Please print or typewrite name and address including postal zip code of assignee)

the within Global Security of HP INC. and all rights hereunder, hereby irrevocably constituting and appointing attorney
to transfer said Global Security on the books of the within-named Company, with full power of substitution in the premises.

Dated:
SIGN HERE

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all or part of this Security purchased by the Company pursuant to Change of Control, state the amount you elect to have purchased:

$__________________	(integral multiples of $1,000, provided that the unpurchased portion must be in a minimum principal amount of $2,000)

Date: _____________________

Your Signature:

_____________
(Sign exactly as your name appears on the face of this Security)
Tax Identification No.:

Signature Guarantee*: __________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

B-1-1

SCHEDULE OF EXCHANGE OF GLOBAL SECURITY*

The initial principal amount of this Global Security is $                       . The following increases or decreases in this Global Security have been made:

Date	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease or Increase	Signature of Authorized Signatory of Trustee or Securities Custodian

 __________________
*This schedule should be included only if the Security is issued in global form.

EXHIBIT B-2

Form of 3.000% note due 2027

B-1-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

HP INC.

3.000% notes due 2027

No. R-	$

CUSIP No. 40434L AB1

HP Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                           , or registered assigns, the principal sum of                          Dollars ($                           ) or such other amount indicated on the Schedule of Exchange of Global Security attached hereto on June 17, 2027 (if such date is not a Business Day, payment of principal, premium, if any, and interest for the Securities will be paid on the next Business Day); provided, however, that no interest on that payment will accrue from and after June 17, 2027, and to pay interest thereon from June 17, 2020, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 17 and December 17 in each year, commencing December 17, 2020, at the rate of 3.000% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be on June 2 or December 2 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest on the Security shall be computed on the basis of a 360-day year comprised of twelve 30- day months. If an Interest Payment Date on the Securities falls on a date that is not a Business Day, the payment of such interest shall be postponed to the next succeeding Business Day as if made on the Interest Payment Date, and no interest on such payment shall accrue for the period from and after such Interest Payment Date to the date of such payment on the next succeeding Business Day.

So long as all of the Securities of this series are represented by Global Securities, the principal of, premium, if any, and interest, if any, on this Global Security shall be paid in immediately available funds to the Depositary or to a nominee of the Depositary. If at any time the Securities of this series are no longer represented by the Global Securities and are issued in definitive form (“Certificated Securities”), then the principal of, premium, if any, and interest, if any, on each Certificated Security at Maturity shall be paid to the Holder upon surrender of such Certificated Security at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of The Bank of New York Mellon, an affiliate of The Bank of New York Mellon Trust Company, N.A., the Trustee); provided that such Certificated Security is surrendered to the Trustee, acting as Paying Agent, in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest with respect to Certificated Securities other than at Maturity may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as it appears on the Security Register on the relevant Regular or Special Record Date, as the case may be, or by wire transfer in same day funds to such account as may have been appropriately designated to the Paying Agent by such Person in writing not later than such relevant Regular or Special Record Date.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual, electronic or facsimile or pdf or other electronically imaged signature (including, without limitation, DocuSign or AdobeSign), this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

HP INC.

By:
	Name:	Zachary J. Nesper
	Title:	Treasurer

Attest:
	Name:	Ruairidh Ross
	Title:	Assistant Secretary

[Signature Page to 3.000% notes due 2027 – R-    ]

Trustee’s Certificate of Authentication.

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[Signature Page to 3.000% notes due 2027 – R-    ]

Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 17, 2020 (herein called the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), as supplemented and modified by the Officers’ Certificate dated June 17, 2020 (as supplemented and modified, the “Indenture”) and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount of $1,000,000,000.

Optional Redemption

The Company will have the right to redeem the Securities, in whole at any time or in part from time to time, on at least 15 days’ but not more than 45 days’ prior written notice sent to the registered Holders of the Securities to be redeemed.

Prior to the Par Call Date, the Securities will be redeemable in whole at any time or in part from time to time at a Redemption Price equal to the greater of:

(i)        100.000% of the principal amount of the Securities to be redeemed; and

(ii)        the sum, as determined by the Company based on the Reference Treasury Dealer Quotations, of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Securities to be redeemed matured on the Par Call Date (exclusive of accrued and unpaid interest, if any, to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 40 basis points, plus, in each case, accrued and unpaid interest, if any, on the amount being redeemed to, but excluding, the Redemption Date.

On or after the Par Call Date, the Securities will be redeemable in whole at any time or in part from time to time at a Redemption Price equal to 100.000% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

If money sufficient to pay the Redemption Price of and accrued interest on the Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and the conditions set forth in Article 11 of the Indenture are satisfied, then on and after the Redemption Date, interest will cease to accrue on the Securities (or such portion thereof) called for

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redemption. If any Redemption Date is not a Business Day, the Company will pay the Redemption Price on the next Business Day without any interest or other payment due to the delay.

If fewer than all of the Securities are to be redeemed, not more than 45 days prior to the Redemption Date, the Securities for redemption shall be selected from the Outstanding Securities not previously called in accordance with the procedures of DTC or, in the case of Certificated Securities, by lot or by such method consistent with the Trustee’s procedures. No Securities of $1,000 or less will be redeemed in part; provided that the unredeemed portion of the Securities redeemed in part may not be less than $2,000.

Unless the Company defaults in the payment of the Redemption Price and accrued interest, no interest will accrue on the Securities called for redemption for the period from and after the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (the “Remaining Life”) of the Securities to be redeemed (assuming for this purpose that such Securities to be redeemed matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities (assuming for this purpose that the Securities to be redeemed matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations or (3) if the Independent Investment Banker obtains only one such Reference Treasury Dealer Quotation, such quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“Par Call Date” means April 17, 2027.

“Reference Treasury Dealer” means each of BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, and any other primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”) that the Company specifies from time to time, and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

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“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in, or available through, the most recently published statistical release designated “H.15” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System (or companion online data resource published by the Board of Governors of the Federal Reserve System) and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight-line basis, rounding to the nearest month or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the related Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated by the Company on the third Business Day preceding the Redemption Date.

Purchase of Securities upon a Change of Control Triggering Event

If a Change of Control Repurchase Event occurs after the date hereof, unless the Company has exercised its right to redeem the Securities as described above under “Optional Redemption,” the Company will make an offer to each Holder of Securities to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Securities at a repurchase price in cash equal to 101.000% of the aggregate principal amount of Securities repurchased plus any accrued and unpaid interest on the Securities repurchased to the date of purchase.

Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the transaction or event that constitutes or may constitute the Change of Control, the Company will send a notice to each Holder to which the Company is required to make a repurchase offer as described above, with a copy to the Trustee, describing the transaction or event that constitutes or may constitute the Change of Control Repurchase Event and offering to repurchase the Securities on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice may, if sent prior to the date of consummation of the

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Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

On the Change of Control Repurchase Event payment date, the Company shall, to the extent lawful:

(i)         accept for payment all Securities or portions of Securities (in a minimum principal amount of $2,000 and integral multiples of $1,000 in excess thereof) properly tendered and not withdrawn pursuant to the Company’s offer;

(ii)        deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered and not withdrawn; and

(iii)       deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will promptly send to each Holder of Securities properly tendered and not withdrawn the purchase price for such Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Security equal in principal amount to any unpurchased portion of any such Securities surrendered; provided that each new Security will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with this provision, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this provision by virtue of any such conflict.

“Below Investment Grade Rating Event” means, with respect to the Securities, the rating on the Securities is lowered by each of the Rating Agencies, and the Securities are rated below Investment Grade by each of the Rating Agencies, within 60 days from the earlier of (1) the date of the public notice of an arrangement that could result in a Change of Control or (2) the occurrence of a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

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“Board of Directors” means either the Board of Directors of the Company or any duly authorized committee empowered by that Board of Directors or the executive committee thereof to act with respect to the Indenture.

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and those of its subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than the Company or one or more of its subsidiaries; (2) the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than the Company or one of its wholly owned subsidiaries, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s Voting Stock, measured by voting power rather than number of shares; (3) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person, measured by voting power rather than number of shares, immediately after giving effect to such transaction; (4) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors; or (5) the adoption by the Company of a plan providing for its liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control under clause (2) above if (a) the Company becomes a direct or indirect wholly owned subsidiary of a holding company and (b)(y) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (z) immediately following that transaction, no person (as that term is used in Section 13(d)(3) of the Exchange Act), other than a holding company satisfying the requirements of this sentence, is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the holding company.

For purposes of the foregoing discussion of the purchase of Securities upon a Change of Control Triggering Event, the following definitions are applicable:

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

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“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on June 17, 2020 or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval by such Continuing Directors of the Company’s proxy statement in which such member was named as a nominee for election as a director).

“Fitch” means Fitch Ratings, Ltd., a division of Fitch, Inc., or its successors.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc. or its successors.

“Rating Agency” means (1) each of Fitch, Moody’s and S&P and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., or its successors.

“Voting Stock” means, with respect to any person as of any date, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

The Indenture contains provisions, which will apply to the Securities, for defeasance and covenant defeasance and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Securities at the time Outstanding of each

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series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration or transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or Trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof.

This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State, without regard to conflict of laws principles thereof.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto:	PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE: __________________

(Please print or typewrite name and address including postal zip code of assignee)

the within Global Security of HP INC. and all rights hereunder, hereby irrevocably constituting and appointing attorney
to transfer said Global Security on the books of the within-named Company, with full power of substitution in the premises.

Dated:
SIGN HERE

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

8

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all or part of this Security purchased by the Company pursuant to Change of Control, state the amount you elect to have purchased:

$_______________	(integral multiples of $1,000, provided that the unpurchased portion must be in a minimum principal amount of $2,000)

Date: _____________________

Your Signature:

(Sign exactly as your name appears on the face of this Security)
Tax Identification No.:

Signature Guarantee*: __________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

B-2-1

SCHEDULE OF EXCHANGE OF GLOBAL SECURITY*

The initial principal amount of this Global Security is $                    . The following increases or decreases in this Global Security have been made:

Date	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease or Increase	Signature of Authorized Signatory of Trustee or Securities Custodian

*This schedule should be included only if the Security is issued in global form.

EXHIBIT B-3

Form of 3.400% note due 2030

B-2-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

HP INC.

3.400% notes due 2030

No. R-	$

CUSIP No. 40434L AC9

HP Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                   , or registered assigns, the principal sum of                      Dollars ($                    ) or such other amount indicated on the Schedule of Exchange of Global Security attached hereto on June 17, 2030 (if such date is not a Business Day, payment of principal, premium, if any, and interest for the Securities will be paid on the next Business Day); provided, however, that no interest on that payment will accrue from and after June 17, 2030, and to pay interest thereon from June 17, 2020, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 17 and December 17 in each year, commencing December 17, 2020, at the rate of 3.400% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be on June 2 or December 2 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest on the Security shall be computed on the basis of a 360-day year comprised of twelve 30- day months. If an Interest Payment Date on the Securities falls on a date that is not a Business Day, the payment of such interest shall be postponed to the next succeeding Business Day as if made on the Interest Payment Date, and no interest on such payment shall accrue for the period from and after such Interest Payment Date to the date of such payment on the next succeeding Business Day.

So long as all of the Securities of this series are represented by Global Securities, the principal of, premium, if any, and interest, if any, on this Global Security shall be paid in immediately available funds to the Depositary or to a nominee of the Depositary. If at any time the Securities of this series are no longer represented by the Global Securities and are issued in definitive form (“Certificated Securities”), then the principal of, premium, if any, and interest, if any, on each Certificated Security at Maturity shall be paid to the Holder upon surrender of such Certificated Security at the office or agency maintained by the Company in the Borough of Manhattan, The City of New York (which shall initially be the office of The Bank of New York Mellon, an affiliate of The Bank of New York Mellon Trust Company, N.A., the Trustee); provided that such Certificated Security is surrendered to the Trustee, acting as Paying Agent, in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest with respect to Certificated Securities other than at Maturity may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as it appears on the Security Register on the relevant Regular or Special Record Date, as the case may be, or by wire transfer in same day funds to such account as may have been appropriately designated to the Paying Agent by such Person in writing not later than such relevant Regular or Special Record Date.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual, electronic or facsimile or pdf or other electronically imaged signature (including, without limitation, DocuSign or AdobeSign), this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

HP INC.

By:
	Name:	Zachary J. Nesper
	Title:	Treasurer

Attest:
	Name:	Ruairidh Ross
	Title:	Assistant Secretary

[Signature Page to 3.400% notes due 2030 – R-     ]

Trustee’s Certificate of Authentication.

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[Signature Page to 3.400% notes due 2030 – R-           ]

Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 17, 2020 (herein called the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), as supplemented and modified by the Officers’ Certificate dated June 17, 2020 (as supplemented and modified, the “Indenture”) and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount of $850,000,000.

Optional Redemption

The Company will have the right to redeem the Securities, in whole at any time or in part from time to time, on at least 15 days’ but not more than 45 days’ prior written notice sent to the registered Holders of the Securities to be redeemed.

Prior to the Par Call Date, the Securities will be redeemable in whole at any time or in part from time to time at a Redemption Price equal to the greater of:

(i)         100.000% of the principal amount of the Securities to be redeemed; and

(ii)        the sum, as determined by the Company based on the Reference Treasury Dealer Quotations, of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Securities to be redeemed matured on the Par Call Date (exclusive of accrued and unpaid interest, if any, to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 40 basis points, plus, in each case, accrued and unpaid interest, if any, on the amount being redeemed to, but excluding, the Redemption Date.

On or after the Par Call Date, the Securities will be redeemable in whole at any time or in part from time to time at a Redemption Price equal to 100.000% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

If money sufficient to pay the Redemption Price of and accrued interest on the Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and the conditions set forth in Article 11 of the Indenture are satisfied, then on and after the Redemption Date, interest will cease to accrue on the Securities (or such portion thereof) called for

1

redemption. If any Redemption Date is not a Business Day, the Company will pay the Redemption Price on the next Business Day without any interest or other payment due to the delay.

If fewer than all of the Securities are to be redeemed, not more than 45 days prior to the Redemption Date, the Securities for redemption shall be selected from the Outstanding Securities not previously called in accordance with the procedures of DTC or, in the case of Certificated Securities, by lot or by such method consistent with the Trustee’s procedures. No Securities of $1,000 or less will be redeemed in part; provided that the unredeemed portion of the Securities redeemed in part may not be less than $2,000.

Unless the Company defaults in the payment of the Redemption Price and accrued interest, no interest will accrue on the Securities called for redemption for the period from and after the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (the “Remaining Life”) of the Securities to be redeemed (assuming for this purpose that such Securities to be redeemed matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities (assuming for this purpose that the Securities to be redeemed matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations or (3) if the Independent Investment Banker obtains only one such Reference Treasury Dealer Quotation, such quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“Par Call Date” means March 17, 2030.

“Reference Treasury Dealer” means each of BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, and any other primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”) that the Company specifies from time to time, and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

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“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in, or available through, the most recently published statistical release designated “H.15” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System (or companion online data resource published by the Board of Governors of the Federal Reserve System) and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight-line basis, rounding to the nearest month or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the related Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated by the Company on the third Business Day preceding the Redemption Date.

Purchase of Securities upon a Change of Control Triggering Event

If a Change of Control Repurchase Event occurs after the date hereof, unless the Company has exercised its right to redeem the Securities as described above under “Optional Redemption,” the Company will make an offer to each Holder of Securities to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Securities at a repurchase price in cash equal to 101.000% of the aggregate principal amount of Securities repurchased plus any accrued and unpaid interest on the Securities repurchased to the date of purchase.

Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the transaction or event that constitutes or may constitute the Change of Control, the Company will send a notice to each Holder to which the Company is required to make a repurchase offer as described above, with a copy to the Trustee, describing the transaction or event that constitutes or may constitute the Change of Control Repurchase Event and offering to repurchase the Securities on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice may, if sent prior to the date of consummation of the

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Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

On the Change of Control Repurchase Event payment date, the Company shall, to the extent lawful:

(i)         accept for payment all Securities or portions of Securities (in a minimum principal amount of $2,000 and integral multiples of $1,000 in excess thereof) properly tendered and not withdrawn pursuant to the Company’s offer;

(ii)        deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered and not withdrawn; and

(iii)       deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will promptly send to each Holder of Securities properly tendered and not withdrawn the purchase price for such Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Security equal in principal amount to any unpurchased portion of any such Securities surrendered; provided that each new Security will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with this provision, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this provision by virtue of any such conflict.

“Below Investment Grade Rating Event” means, with respect to the Securities, the rating on the Securities is lowered by each of the Rating Agencies, and the Securities are rated below Investment Grade by each of the Rating Agencies, within 60 days from the earlier of (1) the date of the public notice of an arrangement that could result in a Change of Control or (2) the occurrence of a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

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“Board of Directors” means either the Board of Directors of the Company or any duly authorized committee empowered by that Board of Directors or the executive committee thereof to act with respect to the Indenture.

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and those of its subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than the Company or one or more of its subsidiaries; (2) the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used for purposes of Section 13(d)(3) of the Exchange Act), other than the Company or one of its wholly owned subsidiaries, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s Voting Stock, measured by voting power rather than number of shares; (3) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person, measured by voting power rather than number of shares, immediately after giving effect to such transaction; (4) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors; or (5) the adoption by the Company of a plan providing for its liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control under clause (2) above if (a) the Company becomes a direct or indirect wholly owned subsidiary of a holding company and (b)(y) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (z) immediately following that transaction, no person (as that term is used in Section 13(d)(3) of the Exchange Act), other than a holding company satisfying the requirements of this sentence, is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the holding company.

For purposes of the foregoing discussion of the purchase of Securities upon a Change of Control Triggering Event, the following definitions are applicable:

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

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“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on June 17, 2020 or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval by such Continuing Directors of the Company’s proxy statement in which such member was named as a nominee for election as a director).

“Fitch” means Fitch Ratings, Ltd., a division of Fitch, Inc., or its successors.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc. or its successors.

“Rating Agency” means (1) each of Fitch, Moody’s and S&P and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., or its successors.

“Voting Stock” means, with respect to any person as of any date, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

The Indenture contains provisions, which will apply to the Securities, for defeasance and covenant defeasance and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Securities at the time Outstanding of each

6

series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration or transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or Trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof.

This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State, without regard to conflict of laws principles thereof.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto:	PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE: __________________

(Please print or typewrite name and address including postal zip code of assignee)

the within Global Security of HP INC. and all rights hereunder, hereby irrevocably constituting and appointing attorney
to transfer said Global Security on the books of the within-named Company, with full power of substitution in the premises.

Dated:
SIGN HERE

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

8

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all or part of this Security purchased by the Company pursuant to Change of Control, state the amount you elect to have purchased:

$_______________	(integral multiples of $1,000, provided that the unpurchased portion must be in a minimum principal amount of $2,000)

Date: _____________________

Your Signature:

(Sign exactly as your name appears on the face of this Security)

Tax Identification No.:

Signature Guarantee*: __________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

B-3-1

SCHEDULE OF EXCHANGE OF GLOBAL SECURITY*

The initial principal amount of this Global Security is $                    . The following increases or decreases in this Global Security have been made:

Date	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease or Increase	Signature of Authorized Signatory of Trustee or Securities Custodian

*This schedule should be included only if the Security is issued in global form.

B-3-2